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                                 AMENDMENT NO. 8

                            Dated as of March 4, 1999

            This AMENDMENT among U.S. HOMECARE CORPORATION AND ITS SUBSIDIARIES LISTED IN ANNEX 1 HERETO (collectively, the "Borrowers" and each, individually, a "Borrower"), the banks parties to the Credit Agreement referred to below (the "Banks"), and THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank, N.A.), as agent (the "Agent") for the Banks thereunder.

            PRELIMINARY STATEMENT.

            A. The Borrowers, the Banks and the Agent have entered into an Amended and Restated Credit Agreement dated as of October 6, 1995, as amended by Amendment No. 1 dated as of October 31, 1996, Amendment No. 2 dated as of November 14, 1996, Amendment No. 3 dated as of March 25, 1997, Amendment No. 4 dated as of December 24, 1997, Amendment No. 5 dated as of March 25, 1998, Amendment No. 6 dated as of January 4, 1999, and Amendment No. 7 dated as of February 4, 1999 (said Credit Agreement, as so amended, being hereinafter referred to as the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

            B. Pursuant to the Credit Agreement, the Borrowers are indebted to the Banks under the Notes in the aggregate principal amount of $6,307,830.43 as of the date hereof (the "Indebtedness"), which Indebtedness is owed by the Borrowers to the Banks without offset, defense or counterclaim of any kind, nature or description. As security for such Indebtedness, the Borrowers have heretofore granted to the Banks a first priority security interest in all the Borrowers' assets (such security interest having been partially released by the Banks pursuant to the Partial Release Letter dated November 8, 1993), whether now owed or hereafter acquired, wherever located of any kind, nature or description, tangible or intangible, including without limitation, the Borrowers' accounts receivable, inventory, equipment, and general intangibles, and such security interests and liens granted by the Borrowers to the Banks are, subject to the terms of the Partial Release Letter, hereby reacknowledged and confirmed by the Borrowers.

            C. The Borrowers, the Banks and the Agent each hereby acknowledge that the Borrowers have failed to comply with the covenants contained in Sections 8.1 and 8.4 of the Credit Agreement for the months of October, November and December of 1998, and for the months of January and February of 1999. As a result of such noncompliance, Events of Default have occurred and are continuing under Section 9.1(c) of the Credit Agreement (the "Subject Events of Default"). The Borrowers have requested that the Banks and the Agent forbear, from March 4, 1999 through April 4, 1999, from exercising their available rights and remedies solely in connection with the Subject Events of Default.

            D. The Borrowers, the Banks and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.
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                  SECTION 1. Amendments. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (a) The following definition contained in Section 1.1 of the Credit Agreement is amended and restated in full to read as follows:

            "Termination Date" means (i) April 5, 1999 or such later date that is set forth in any extension letter from the Agent and the Banks to the Borrowers from time to time; provided that if such date is not a Banking Day, the Termination Date shall be the next succeeding Banking Day, or
      (ii) the earlier date of termination in whole of the Commitments pursuant to Section 2.7 or Section 9.2, or otherwise.

                  SECTION 2.  Forbearance and Extensions.

                  (a) From March 4, 1999 until and including April 4, 1999, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Agent and the Banks hereby agree to forbear from pursuing their available rights and remedies solely in connection with the Subject Events of Default, except that the Agent and the Banks may, in their sole discretion, refuse to make any additional Loan or Loans during such period; provided, however, that as between the Agent and the Banks, no Bank may refuse to make any Loan or Loans unless it has provided at least one Banking Day's prior written notice to the Agent of its intention to no longer make any additional Loan or Loans, and after receipt of such written notice, the Agent shall make no additional Loan or Loans on behalf of such Bank. Notwithstanding the satisfaction by the Borrowers of any conditions precedent to the making of Loans under the Credit Agreement, nor any provision of the Credit Agreement or the other Facility Documents to the contrary, the Borrowers acknowledge that the Agent and the Banks are not under any commitment to make any Loans to the Borrowers and the decision to make each Loan is subject to the sole discretion of the Agent and the Banks. During the forbearance period, the Borrowers shall diligently pursue effectuating a binding agreement in connection with any existing letters of intent for the sale of all or substantially all of the assets and/or business of the Borrowers to a non-affiliated third party. If such letters of intent shall terminate prior to the effectiveness of a binding agreement, then the Borrowers shall use their reasonable best efforts during the forbearance period to provide to the Agent and the Banks, in form and substance satisfactory to the Agent and the Banks, photocopies of new executed letters of intent for the sale of all or substantially all of the assets and/or business of the Borrowers to a non-affiliated third party.

                  (b) The Agent and the Banks did not require that the Borrowing Base reduce by the amount of $50,000 (the "Note B Reduction") on each of August 30, 1998, September 30, 1998, October 30, 1998, November 30, 1998, December 30,
1998, January 30, 1999, and February 28, 1999, as provided in paragraph (b) of the definition of "Borrowing Base" in Section 1.1. The Note B Reductions shall continue to be deferred until the Agent on behalf of the Banks shall provide written notice to the Borrowers requiring the Borrowers to make such Note B Reductions. The Borrowers acknowledge that the Agent and the Banks
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have not waived such Note B Reductions, but have only extended the time for the
Note B Reductions until such time satisfactory to the Agent and the Banks.

                  (c) In accordance with the Letter Waiver and Extension by and among the Borrowers, the Agent and the Banks dated November 16, 1998 (the "Letter Waiver"), the Borrowers were to provide the Agent and the Banks, (i) not later than December 1, 1998, with management-prepared 1999 projected financial statements (the "Projections"), and (ii) not later than December 15, 1998, with a written report from M.R. Weiser, certified public accountants (the "Accountants"), detailing the results of their review of the Projections. The Agent and the Banks did not receive such Projections until on or about December 15, 1998, and the Agent and the Banks have not yet received the report from the Accountants. The Agent and the Banks reserve their rights and remedies with respect to the failure of the Borrowers to comply with the foregoing terms of the Letter Waiver, and nothing contained herein shall constitute a waiver by the Agent or any Bank of such rights and remedies.

                  (d) Nothing contained herein shall prejudice any rights or remedies the Agent or any Bank may have to exercise their rights and remedies with respect to the Subject Events of Default after April 4, 1999, or, on any future date, to declare the Borrowers to be out of compliance with any term or provision of the Credit Agreement, for any reason other than the Subject Events of Default, or prevent the Agent or the Banks now or hereafter from pursuing any of their available remedies in connection with any Default or Event of Default under the Credit Agreement, other than the Subject Events of Default.

                  SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Agent shall have received counterparts of this Amendment executed by the Borrowers and all of the Banks, except that
Section 1 hereof shall become effective when, and only when, the Agent and the Banks shall have additionally received true photocopies of the executed originals of an Amendment No. 8 to Receivables Purchase and Servicing Agreement extending the maturity date of the Purchase Agreement to April 5, 1999 and in form and substance satisfactory to the Agent and the Banks.

                  SECTION 4.  Additional Covenants of the Borrowers.

                  (a) Not later than March 12, 1999, the Borrowers shall provide to the Agent and the Banks, in form and substance satisfactory to the Agent and the Banks, weekly cash flow projections for the nine-week period commencing March 1, 1999.

                  (b) Not later than March 21, 1999, the Borrowers shall provide to the Agent and the Banks, in form and substance satisfactory to the Agent and the Banks, photocopies of the executed originals of all waivers and amendments with respect to the Junior Debt concerning the matters covered by this Amendment, which shall include an amendment to the Junior Debt documents extending the maturity date thereof to April 15, 1999.

                  (c) The failure of the Borrowers to comply with any of the additional covenants set forth in this Amendment shall constitute an immediate Event of Default under the Credit Agreement.
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                  SECTION 5. Representations and Warranties of the Borrowers.
Each Borrower represents and warrants as follows:

                  (a) Such Borrower is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation.

                  (b) The execution, delivery and performance by such Borrower of this Amendment and the Facility Documents, as amended hereby, to which it is or is to be a party are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) such Borrower's charter or by-laws, (ii) any contractual restriction binding on or affecting such Borrower, or result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge, encumbrance or preferential arrangement of any nature upon or with respect to any of the properties now owned or hereafter acquired by such Borrower, or (iii) to the best of such Borrower's knowledge, any law.

                  (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such Borrower of this Amendment or any of the Facility Documents, as amended hereby, to which it is or is to be a party.

                  (d) This Amendment and each of the other Facility Documents as amended hereby, to which such Borrower is a party constitute legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms.

                  (e) To the best of such Borrower's knowledge, the Security Agreement constitutes valid and perfected first priority security interests and liens in and to the Collateral covered thereby enforceable against all third parties in all jurisdictions and secure the payment of all obligations of such Borrower under the Facility Documents, as amended hereby, and the execution, delivery and performance of this Amendment do not adversely affect the aforesaid security interests and liens of such Security Agreement.

                  (f) Except as set forth on Schedule 5(f), there is no pending or threatened action or proceeding affecting such Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of such Borrower or any Subsidiary or which purport to affect the legality, validity or enforceability of this Amendment or any of the other Facility Documents, as amended hereby.

                  (g) After giving effect to the terms of the Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

                  SECTION 6. Reference to and Effect on the Facility Documents.

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or
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words of like import, and each reference in any Facility Documents to the Credit
Agreement or any other Facility Document, shall mean and be a reference to the Credit Agreement or such other Facility Document as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and the other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Pledge Agreements and all of the Pledged Collateral described therein, and the Security Agreement and all of the Collateral described therein, do and shall continue to secure the payment of all Obligations, in each case as amended hereby.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any Bank under any of the Facility Documents, nor constitute a waiver of any provision of any of the Facility Documents.

                  (d) The Agent and the Banks are under no obligation to enter into this Amendment. The Agent's and the Banks' entering into this Amendment shall not be deemed to limit or hinder any rights of the Agent or any Bank under the Credit Agreement, nor shall it be deemed to create or infer a course of dealing between the Agent or any Bank and the Parent or any of the other Borrowers with regard to any provision of the Credit Agreement.

                  SECTION 7. Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on demand all costs and expenses of the Agent and the Banks in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Banks with respect thereto and with respect to advising the Agent and the Banks as to their rights and responsibilities hereunder and thereunder. The Borrowers further jointly and severally agree to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 7. In addition, the Borrowers shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and the Banks harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

                  SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    Borrowers:

                                    U.S. HOMECARE CORPORATION AND ITS
                                    SUBSIDIARIES LISTED ON ANNEX 1 HERETO


                                    By: ________________________________
                                        Name:
                                        Vice President of each of the above
                                        corporations


                                    Banks:

                                    THE CHASE MANHATTAN BANK (successor by
                                    merger to The Chase Manhattan Bank, N.A.)


                                    By: _________________________________
                                        John Hariaczyi
                                        Vice President



                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC., formerly known as
                                    CREDITANSTALT CORPORATE FINANCE, INC.


                                    By: _________________________________
                                        Name:
                                        Title:

                                    By: _________________________________
                                        Name:
                                        Title:
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                                    Agent:

                                    THE CHASE MANHATTAN BANK (successor by
                                    merger to The Chase Manhattan Bank, N.A.)


                                    By: _________________________________
                                        John Hariaczyi
                                        Vice President

                                     ANNEX 1


U.S. HOMECARE CORPORATION, AFFILIATED HOME CARE OF WESTCHESTER, INC., U.S. HOMECARE CORPORATION OF NORTHERN WESTCHESTER, U.S. HOMECARE CORPORATION OF MANHATTAN, U.S. HOMECARE CORPORATION OF THE BRONX, U.S. HOMECARE CERTIFIED CORPORATION OF NEW YORK, U.S. HOMECARE CORPORATION OF ALBANY, U.S. HOMECARE INFUSION THERAPY SERVICES CORPORATION OF NEW JERSEY, U.S. HOMECARE CORPORATION OF CONNECTICUT, U.S. HOMECARE CERTIFIED CORPORATION OF CONNECTICUT, U.S. HOMECARE CORPORATION OF PENNSYLVANIA, U.S. HOMECARE CERTIFIED CORPORATION OF PENNSYLVANIA, U.S. HOMECARE INFUSION THERAPY PRODUCTS CORPORATION